Exhibit 10.4

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

	Facility ID	Facility Name	Base Rent Commencing July 19, 2006	Percentage of Master Lease Commencing July 19, 2006
1	131	Harrison Health and Rehabilitation Center	$653,577.00	1.5310920%
2	146	Rose Manor Health Care Center	914,374.00	2.1420440%
3	148	Village Square Nursing & Rehab Center	921,178.00	2.1579833%
4	158	Bellingham Health Care & Rehab Center	470,311.00	1.1017667%
5	209	Valley View Health Care Center	586,965.00	1.3750444%
6	213	Wildwood Healthcare Center	1,786,333.00	4.1847252%
7	225	Aspen Park Healthcare	344,292.00	0.8065503%
8	277	Rosewood Health Care Center	677,459.00	1.5870388%
9	290	Bremen Health Care Center	475,930.00	1.1149300%
10	350	Valley Gardens Healthcare & Rehab Center	1,054,427.00	2.4701370%
11	481	South Central Wyoming HC & Rehab	423,655.00	0.9924688%
12	503	Brigham Manor Nursing & Rehab Center	830,871.00	1.9464270%
13	517	Oakwood Rehab & Nursing Center	374,410.00	0.8771058%
14	526	The Eliot Healthcare Center	684,029.00	1.6024299%
15	542	Den-Mar Rehab & Nursing Center	376,106.00	0.8810789%
16	546	Winship Green Nursing Center	637,395.00	1.4931835%
17	559	Birchwood Terrace Healthcare	907,587.00	2.1261445%
18	566	Windsor Rehab & Healthcare Center	1,052,377.00	2.4653346%
19	569	Chillicothe Nursing & Rehab Center	684,887.00	1.6044399%
20	570	Pickerington Nursing & Rehab Center	551,316.00	1.2915318%
21	571	Logan Health Care Center	640,009.00	1.4993071%
22	583	Embassy House Skilled Nursing & Rehab	93,808.00	0.2197578%
23	585	Great Barrington Rehab & Nursing Center	420,598.00	0.9853073%
24	723	Guardian Care of Rocky Mount	973,077.00	2.2795637%
25	746	Homestead Health Care & Rehab Center	845,632.00	1.9810066%
26	765	Eastview Medical & Rehab Center	1,030,443.00	2.4139512%
27	771	Kennedy Park Med. & Rehab Center	1,228,523.00	2.8779803%
28	785	Hillcrest Health Care Center	1,667,791.00	3.9070246%
29	787	Woodland Terrace Health Care Facility	755,890.00	1.7707739%
30	791	Whitesburg Gardens Health Care Center	1,560,192.00	3.6549595%
31	802	Bridgepark Center for Rehab & Nursing Services	800,017.00	1.8741474%
32	853	Kachina Point Health Care & Rehab	1,390,021.00	3.2563110%
33	859	Castle Garden Care Center	856,353.00	2.0061220%
34	864	Harrodsburg Health Care Center	664,176.00	1.5559216%
35	1221	Courtland Gardens Health Center Inc.	1,381,692.00	3.2367992%
36	1231	Oak Hill Nursing & Rehab Center	1,183,076.00	2.7715145%

	Facility ID	Facility Name	Base Rent Commencing July 19, 2006	Percentage of Master Lease Commencing July 19, 2006
37	1238	Tucker Nursing Center	594,707.00	1.3931787%
38	4614	Kindred Hospital Philadelphia	917,319.00	2.1489431%
39	4645	Kindred Hospital So. Florida Ft. Lauderdale Campus	1,924,689.00	4.5088427%
40	4658	Kindred Hospital Tucson	703,664.00	1.6484275%
41	4664	Kindred Hospital Albuquerque	1,505,388.00	3.5265737%
42	4665	Kindred Hospital Denver	1,690,567.00	3.9603804%
43	4666	Kindred Hospital New Orleans	464,293.00	1.0876688%
44	4685	Kindred Hospital Houston	3,330,653.00	7.8025023%
45	4871	Kindred Hospital Chicago Lakeshore Campus	1,656,928.00	3.8815789%

		Total Master Lease # 4	$42,686,985.00	100.00000%